MAINSTAY VP FUNDS TRUST

Supplement dated August 8, 2014 to the Prospectuses

dated May 1, 2014, as supplemented

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Prospectus.

Effective August 8, 2014, the first sentence of the fifth paragraph of the sub-section entitled “Who Runs the Portfolios’ Day-to-Day Business?” under the section entitled “The Fund and its Management” is hereby deleted and replaced with the following:

The Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

Supplement dated August 8, 2014

to the Statement of Additional Information dated May 1, 2014, as supplemented

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective August 8, 2014, the Board of Trustees has appointed J. Kevin Gao, currently Secretary and Chief Legal Officer of the Fund, as the interim Chief Compliance Officer, replacing Jeffrey A. Engelsman, who has resigned. Accordingly, all references and information pertaining to Jeffrey A. Engelsman are hereby deleted and the information in the “Officers (Who Are Not Board Members)” table under the section entitled “Board Members and Officers” pertaining to J. Kevin Gao is hereby amended to add “Interim Chief Compliance Officer” to Mr. Gao’s list of Positions Held. During this interim appointment, the Portfolios will not be reimbursing the Manager for a portion of Mr. Gao’s compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.